UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2014

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

ServiceMaster Global Holdings, Inc. (the “Company”) announced today that in connection with the initial public offering of 35,900,000 shares (the “Firm Shares”) of the Company’s common stock, the underwriters for the offering have exercised in full their option to purchase an additional 5,385,000 additional shares (the “Option Shares”) from the Company at the initial offering price of $17.00 per share, less the underwriting discount of $0.85 per share.  The Company expects the closing of the sale of the Firm Shares and the Option Shares to occur on July 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2014	SERVICEMASTER GLOBAL HOLDINGS, INC.

	By:	/s/ James T. Lucke
James T. Lucke
Senior Vice President, General Counsel and Secretary